                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 1998

                      ALEXANDRIA REAL ESTATE EQUITIES, INC.
             (Exact name of registrant as specified in its charter)

             MARYLAND                    1-12993               95-4502084
  (State or other jurisdiction         (Commission          (I.R.S. Employer
        of incorporation)              File Number)        Identification No.)

        135 NORTH LOS ROBLES AVENUE, SUITE 250                    91101
                 PASADENA, CALIFORNIA
       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (626) 578-0777

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The properties listed below and in Item 5 hereof were acquired by Alexandria Real Estate Equities, Inc. or one of its wholly owned subsidiaries (collectively, the "Company"). One of the properties (620 Memorial Drive) contains a combination of office and laboratory space for lease principally to tenants in the life science industry (a "Life Science Facility"). The other property (279 Princeton Road) is an office building suitable for conversion to a Life Science Facility. Each of the properties acquired by the Company were purchased from sellers that were unrelated to each other and unaffiliated with the Company.

On November 5, 1998, the Company acquired 620 Memorial Drive, a Life Science Facility located in Cambridge, Massachusetts. The property was purchased for $36,500,000, which was based on arm's length negotiations. The purchase price was partially funded through the assumption of a secured note payable to La Salle National Bank in the amount of $17,904,000. The debt bears interest at a rate of 9.125% per annum, with monthly payments of principal and interest based on a 30 year amortization schedule. The loan matures in October 2007. The remainder of the purchase price was funded through a draw on the Company's unsecured line of credit. The property contains approximately 98,000 rentable square feet. It is presently 100% leased to a single tenant. The property was purchased from Charles River Building Limited Partnership, a Delaware limited partnership.

ITEM 5. OTHER EVENTS

On October 20, 1998, the Company acquired 279 Princeton Road, located in Princeton, New Jersey. The property was purchased for $2,500,000, which was based on arm's length negotiations. The purchase price was funded through a draw on the Company's unsecured line of credit. The property contains approximately 43,000 rentable square feet of office space and is presently vacant. The property was purchased from PA Consulting Group, Inc., a New Jersey corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED (1)

620 MEMORIAL DRIVE

 Statement of Revenues and Certain Expenses:
     Report of Independent Auditors
     Statement of Revenues and Certain Expenses for the year ended December 31, 1997
     Notes to Statement of Revenues and Certain Expenses

(b)  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(c)  EXHIBITS

     23.1 Consent of Ernst & Young LLP











------------------
(1) The financial statement for 279 Princeton Road has not been included because the property is vacant, and, as a result, there are no historical operating results as a rental property.

                         Report of Independent Auditors

To the Board of Directors
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 620 Memorial Drive (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                      /s/ Ernst & Young LLP

Los Angeles, California
November 13, 1998

                               620 Memorial Drive

                    Statement of Revenue and Certain Expenses

                          Year ended December 31, 1997
                                 (IN THOUSANDS)

Revenue:

  Rental                                                  $3,565
  Other                                                       75
                                                          ------
Total revenue                                              3,640

Ground rent                                                    8
                                                          ------
Excess of revenue over certain expenses                   $3,632
                                                          ------
                                                          ------

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                               620 Memorial Drive

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 620 Memorial Drive located in Cambridge, Massachusetts (the "Property"), which was acquired by ARE-620 Memorial Drive, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), from a nonaffiliated third party. As of December 31, 1997, the Property was 100% occupied and leased to one tenant under a triple-net lease requiring the tenant to directly pay for all of the operating expenses associated with the Property, excluding ground rent. Prior to purchase of the Property by the Company, the lease with this tenant was terminated, and the Property was fully leased to another tenant (see Note 2).

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization, and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                               620 Memorial Drive

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997

2. RENTAL PROPERTY

The lease in effect at December 31, 1997 was terminated on September 15, 1998 and was replaced by a new lease commencing September 16, 1998. The future minimum lease payments to be received under the new noncancelable operating lease are as follows:

     1998                                              $   1,009,000
     1999                                                  3,458,000
     2000                                                  3,458,000
     2001                                                  3,458,000
     2002                                                  3,601,000
     Thereafter                                           35,836,000
                                                       -------------
     Total                                             $  50,820,000
                                                       -------------
                                                       -------------

The new lease requires the tenant to pay substantially all expenses associated with the Property, excluding ground rent. The above future minimum lease payments do not include specified payments for the tenant's reimbursement of operating expenses.

3.    GROUND RENT EXPENSE

The land underlying the parking lot is leased under a ground lease, which expires on November 10, 2021. As of December 31, 1997, the future minimum annual ground rent payments are as follows:

     1998                                              $       8,000
     1999                                                      8,000
     2000                                                      8,000
     2001                                                      8,000
     2002                                                      8,000
     Thereafter                                              152,000
                                                       -------------
     Total                                             $     192,000
                                                       -------------
                                                       -------------

                  Alexandria Real Estate Equities, Inc.

       Unaudited Pro Forma Condensed Consolidated Financial Statements

     The following unaudited pro forma condensed consolidated balance sheet of Alexandria Real Estate Equities, Inc. (the "Company") as of September 30, 1998 is presented as if the properties described in Item 2 and Item 5 of this Form 8-K (the "Form 8-K Properties") had been acquired on September 30, 1998. The following unaudited pro forma condensed consolidated income statements of the Company for the nine months ended September 30, 1998 and for the year ended December 31, 1997 are presented as if each of: (i) the consummation of the initial public offering of common stock of the Company in May 1997 (the "Offering") and related formation transactions in connection with the Offering, including the acquisition of certain properties (the "Acquisition LLC Properties"), and (ii) the acquisition of the Form 8-K Properties, had occurred on January 1, 1997.

     The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions as described above, nor do they purport to represent the future financial position or results of operations of the Company.

                      Alexandria Real Estate Equities, Inc.

            Unaudited Pro Forma Condensed Consolidated Balance Sheet

                               September 30, 1998

                             (DOLLARS IN THOUSANDS)

                                                                       PRO FORMA        COMPANY
                                                       HISTORICAL     ADJUSTMENTS      PRO FORMA
                                                       ------------------------------------------
ASSETS
Rental properties, net                                 $ 425,786      $ 39,000 (A)    $ 464,786
Property under development                                15,921            -            15,921
Cash and cash equivalents                                  1,247            -             1,247
Tenant security deposits and other
   restricted cash                                         8,769            -             8,769
Secured note receivable                                    6,000            -             6,000
Tenant receivables and deferred rent                       7,102            -             7,102
Other assets                                              11,376            -            11,376
                                                       ----------------------------------------
Total assets                                           $ 476,201      $ 39,000        $ 515,201
                                                       ----------------------------------------
                                                       ----------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY

Secured notes payable                                   $ 96,056      $ 17,904 (A)    $ 113,960
Unsecured line of credit                                 162,800        21,096 (A)      183,896
Accounts payable, accrued expenses
  and tenant security deposits                            11,874            -            11,874
Dividends payable                                          5,031            -             5,031
                                                       ----------------------------------------
Total liabilities                                        275,761        39,000          314,761

Stockholders' equity:
   Common stock                                              126            -               126
   Additional paid-in capital                            200,314            -           200,314
   Retained earnings                                          -             -                -
                                                       ----------------------------------------
Total stockholders' equity                               200,440            -           200,440
                                                       ----------------------------------------
Total liabilities and
  stockholders' equity                                 $ 476,201      $ 39,000        $ 515,201
                                                       ----------------------------------------
                                                       ----------------------------------------

SEE ACCOMPANYING NOTES.
                                       9

                      Alexandria Real Estate Equities, Inc.

           Unaudited Pro Forma Condensed Consolidated Income Statement

                      Nine Months Ended September 30, 1998

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                     PRO FORMA
                                                           -----------------------------
                                                            ADJUSTMENTS
                                                            FOR FORM 8-K
                                          HISTORICAL         PROPERTIES     PRO FORMA
                                          --------------------------------------------
Revenues:

 Rental revenue                           $   33,583        $ 2,917 (B)    $   36,500
 Tenant recoveries and other income            9,084             61 (B)         9,145
                                          -------------------------------------------
Total revenues                                42,667          2,978            45,645

Expenses:
 Rental operations                             9,461              6 (B)         9,467
 General and administrative                    2,590              -             2,590
 Interest                                      9,190          2,201 (C)        11,391
 Depreciation and amortization                 6,949            618 (D)         7,567
                                          -------------------------------------------
Total expenses                                28,190          2,825            31,015
                                          -------------------------------------------
Net income                                $   14,477        $   153        $   14,630
                                          -------------------------------------------
                                          -------------------------------------------

Pro forma weighted average shares
 of Common Stock outstanding              11,935,830                       11,935,830
                                          ----------                       ----------
                                          ----------                       ----------

Net income per pro forma share
 of Common Stock                          $     1.21                       $     1.23
                                          ----------                       ----------
                                          ----------                       ----------

SEE ACCOMPANYING NOTES.
                                       10

                      Alexandria Real Estate Equities, Inc.

           Unaudited Pro Forma Condensed Consolidated Income Statement

                          Year ended December 31, 1997
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                           PRO FORMA
                                                       ----------------------------------------------
                                                          OFFERING AND     ADJUSTMENTS
                                                            RELATED        FOR FORM 8-K
                                           HISTORICAL     TRANSACTIONS      PROPERTIES      PRO FORMA
                                         ------------------------------------------------------------
Revenues:

 Rental revenue                            $ 25,622       $  2,658 (E)    $  3,565 (B)      $  31,845
 Tenant recoveries and
   other income                               9,224            100 (E)          75 (B)          9,898
                                                               499 (F)
                                         ------------------------------------------------------------
Total revenues                               34,846          3,257           3,640             41,743

Expenses:

 Rental operations                            8,766             91 (E)           8 (B)          8,865
 General and administrative                   2,476            186 (G)           -              2,662
 Interest                                     7,043         (2,225)(H)       2,917 (C)          7,735
 Post retirement benefit                        632              -               -                632
 Stock compensation                           4,239              -               -              4,239
 Special bonus                                  353              -               -                353
 Acquisition LLC financing costs              6,973         (6,973)(I)           -                  -
 Write-off of unamortized loan costs          2,295         (2,147)(J)           -                148
 Depreciation and amortization                4,866            403 (K)         824 (D)          6,093
                                         ------------------------------------------------------------
Total expenses                               37,643        (10,665)          3,749             30,727
                                         ------------------------------------------------------------
Net (loss) income                          $ (2,797)    $   13,922        $   (109)          $ 11,016
                                         ------------------------------------------------------------
                                         ------------------------------------------------------------

Pro forma shares of Common Stock
   outstanding (L)                        8,075,864                                        11,404,631
                                          ---------                                        ----------
                                          ---------                                        ----------

Net (loss) income per pro forma share
 of Common Stock                            $ (0.35)                                           $ 0.97
                                          ---------                                        ----------
                                          ---------                                        ----------


SEE ACCOMPANYING NOTES.

                      Alexandria Real Estate Equities, Inc.

               Adjustments to the Unaudited Pro Forma Condensed
                        Consolidated Financial Statements

1.   ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998 are as follows:

(A) Acquisition of the Form 8-K Properties with the related draws on the unsecured line of credit and the assumption of the secured note payable to La Salle National Bank in the amount of $17,904,000 associated with the purchase of 620 Memorial Drive. The note bears interest at a rate of 9.125% per annum and matures in October 2007.

         The purchase prices of the Form 8-K Properties are as follows (in thousands):


         FORM 8-K PROPERTIES                   PURCHASE PRICE
         -------------------                   --------------
         279 Princeton Road                       $     2,500
         620 Memorial Drive                            36,500
                                                  -----------
         Total                                     $   39,000
                                                  -----------
                                                  -----------

         The above acquisitions closed in October and November 1998.


2.   ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME
     STATEMENTS

The pro forma adjustments reflected in the Unaudited Pro Forma Condensed Consolidated Income Statements for the nine months ended September 30, 1998 and for the year ended December 31, 1997 are as follows:

(B) Actual preacquisition results for 620 Memorial Drive (in thousands):



                                                   FOR THE NINE         FOR THE YEAR ENDED
                                               MONTHS ENDED 9/30/98          12/31/97
                                              -----------------------------------------------
    Revenues:
       Rental revenue                                $  2,917                 $  3,565
       Tenant recoveries and other income                  61                       75
                                              ------------------------------------------------
                                                        2,978                    3,640
                                              ------------------------------------------------

    Expenses:
       Rental operations                                    6                        8
                                              ------------------------------------------------
    Operating Income                                 $  2,972                 $  3,632
                                              ------------------------------------------------
                                              ------------------------------------------------


                      Alexandria Real Estate Equities, Inc.
                Adjustments to the Unaudited Pro Forma Condensed
                  Consolidated Financial Statements (continued)

2.   ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME
     STATEMENTS

              No pro forma adjustments have been made for 279 Princeton Road for the periods prior to acquisition because the property was vacant prior to acquisition. In addition, the pro forma condensed consolidated income statement has not been adjusted to include additional interest and depreciation expense because the property would have been under redevelopment after acquisition (assuming the purchase had occured on January 1, 1997).

     (C) Increase in interest expense associated with the purchase of 620 Memorial Drive due to draws on the Company's unsecured line of credit and the assumption of the secured note payable to La Salle National Bank in the amount of $17,904,000. The note bears interest at a rate of 9.125% per annum and matures in October 2007.

     (D) Increase in depreciation expense to reflect a full period of depreciation for 620 Memorial Drive utilizing a 40 year useful life.

     (E) Represents the actual historical results of the Acquisition LLC Properties from the beginning of the period through the date of acquisition. The Company acquired ARE-Acquisitions, LLC (the "Acquisition LLC"), thereby acquiring the Acquisition LLC Properties, in connection with the Offering.


                                           THE ACQUISITION LLC PROPERTIES
                                   ------------------------------------------------
                                            FOR THE PERIOD JANUARY 1, 1997
                                                 TO ACQUISITION DATE
                                   ------------------------------------------------
                                                                                      HISTORICAL
                                       14225 NEWBROOK    1550 EAST    1330 PICCARD    ACQUISITION
                                           DRIVE            GUDE          DRIVE           LLC         TOTAL

                                     --------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
              Revenues:

                 Rental revenue          $    -        $    34        $    -          $    2,624      $   2,658
                 Tenant recoveries
                   and other income           -              4             -                  96            100
                                     --------------------------------------------------------------------------
                                              -             38             -               2,720          2,758

              Expenses:

                 Rental properties            -              4             -                  87             91
                                     --------------------------------------------------------------------------
              Operating income           $    -        $    34        $    -          $    2,633      $   2,667
                                     --------------------------------------------------------------------------
                                     --------------------------------------------------------------------------


                      Alexandria Real Estate Equities, Inc.

                Adjustments to the Unaudited Pro Forma Condensed
                  Consolidated Financial Statements (continued)

2.   ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME
     STATEMENTS

     (F) Represents additional interest income from investing the proceeds of the exercise of the over-allotment option from the Offering at a rate of 5.4%.

     (G) Increase in general and administrative expenses related to operations as a public entity consisting of increased salaries and bonuses, directors and officers insurance, investor relations and public entity and listing fees.

     (H) Decrease in interest expense due to repayment of certain mortgage loans in connection with the Offering, partially offset by new mortgage debt incurred in connection with the Offering, and the amortization of finance costs related to the unsecured line of credit.

     (I) In connection with the Offering, the Company acquired 100% of the membership interests in the Acquisition LLC for $58,844,000, which exceeded the purchase price paid by the Acquisition LLC for the Acquisition LLC Properties by $6,973,000. This difference was accounted for as a financing cost and is being eliminated on a pro forma basis due to its non-continuing nature.

     (J) In connection with the Offering, the Company repaid certain secured notes payable having an aggregate principal balance of $72,698,000. In connection with the repayment of these loans, the Company wrote off $2,147,000 of unamortized loan costs. This charge is being eliminated on a pro forma basis due to its non-continuing nature.

     (K) Increase in depreciation expense to reflect a full period of depreciation for the Acquisition LLC Properties utilizing a 40-year useful life.

     (L) Pro forma shares of common stock of the Company outstanding on a historical net income basis include all shares outstanding after giving effect to the conversion of all series of preferred stock, the 1,765.923 to one share common stock split, the issuance of stock grants and exercise of certain substitute stock options in connection with the Offering.

              Pro forma shares of common stock of the Company outstanding on a pro forma basis include all historical pro forma shares outstanding after giving effect to the Offering.

              Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALEXANDRIA REAL ESTATE EQUITIES INC.

Date:    November 20, 1998          By:   /s/ Peter J. Nelson
                                         -------------------------------
                                         Peter J. Nelson
                                         Chief Financial Officer